                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 March 23, 1999


                            HARMONIC LIGHTWAVES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-25826                                        77-0201147
  (Commission File No.)                   (IRS Employer Identification Number)

                                 549 Baltic Way
                           Sunnyvale, California 94089
                    ----------------------------------------
                    (Address of Principal Executive Offices)



                                 (408) 542-2500
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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Item 5.   Other Events

     On March 23, 1999, Harmonic Lightwaves, Inc. (the "Registrant") announced the merger of its subsidiary, Harmonic Inc. with and into the Registrant (the "Merger") pursuant to a Certificate of Ownership and Amendment dated March 22, 1999. Pursuant to the Merger, the Registrant changed its corporate name to Harmonic Inc.

Item 7.   Financial Statements and Exhibits

          (a)  Exhibits

               2.1 Certificate of Ownership and Merger dated March 22, 1999, merging Harmonic Inc. with and into Harmonic Lightwaves, Inc.

               20.1 Press Release, dated March 23, 1999, announcing the merger of Harmonic Inc. with and into Harmonic Lightwaves, Inc. and the change of Harmonic Lightwaves, Inc.'s name to Harmonic Inc.

                                       2

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HARMONIC LIGHTWAVES, INC.


Dated: March 23, 1999                  By: /s/ Anthony J. Ley
                                           ------------------------------
                                           Anthony J. Ley
                                           President and Chief Executive Officer

                                       3

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                               HARMONIC LIGHTWAVES


                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------
2.1               Certificate of Ownership and Merger dated March 22, 1999, merging
                  Harmonic Inc. with and into Harmonic Lightwaves, Inc.

20.1              Press Release, dated March 23, 1999, announcing the merger of Harmonic Inc.
                  with and into Harmonic Lightwaves, Inc. and the change of Harmonic
                  Lightwaves, Inc.'s corporate name to Harmonic Inc.


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